Vessels, net and Vessel held for sale	6 Months Ended
Jun. 30, 2024
Vessels, net and Vessel held for sale [Abstract]
Vessels, net and Vessel held for sale
5. Vessels, net and Vessel held for sale

(a)	Vessels, net

The amounts reflected in “Vessels, net” in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2023	$83,144	$(12,044)	$71,100
- Transfer to Vessel held for sale	(22,024)	3,164	(18,860)
- Depreciation for the period	-	(2,788)	(2,788)
Balance, June 30, 2024	$61,120	$(11,668)	$49,452

(b)	Vessel held for sale

On April 30, 2024, the Company, through its wholly owned subsidiary Darrit, entered into an agreement with an unrelated party to sell the vessel Baltimore for a sale price of $18,250, before commissions and other sale expenses. On April 25, 2024, according to the provisions of ASC 360, the vessel was classified in current assets as “Vessel held for sale” and was measured at its fair value (as determined through Level 1 inputs of the fair value hierarchy by reference to its agreed sale price as per the memorandum of agreement terms) less estimated costs to sell (Note 10), which was lower than the vessel’s carrying amount. Such classification resulted in an impairment loss of $1,087 which is separately presented in “Impairment loss” in the accompanying unaudited interim consolidated statement of comprehensive loss. No additional impairment loss was recognized upon remeasurement on June 30, 2024. The vessel is expected to be delivered to its buyers latest by November 20, 2024.